UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 8, 2008 (February 5, 2008)

Pennsylvania Commerce Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-50961	25-1834776
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3801 Paxton Street, Harrisburg, Pennsylvania	17111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(717) 412-6301

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 5, 2008, pursuant to a Stipulation and Consent to the Issuance of a Consent Order, Commerce Bank/Harrisburg, N.A., Harrisburg, Pennsylvania (the “Bank”), a wholly owned subsidiary of Pennsylvania Commerce Bancorp, Inc., consented and agreed to the issuance of a Consent Order (“Order”) by the Office of the Comptroller of the Currency (the “OCC”), the Bank’s primary regulator.  Among other things, the Order requires the Bank to obtain prior approval for certain transactions between the Bank and current directors and executive officers and certain other parties; provide reports to the OCC on a quarterly basis regarding certain transactions between the Bank and current directors and executive officers and certain other parties; provide to the OCC for review a plan describing and evaluating whether the Bank should seek to terminate certain contracts with current directors, executive officers or certain other parties; and provide additional information regarding real estate related transactions with current directors, executive officers or certain other parties.  The Bank neither admitted nor denied wrongdoing in consenting to the Order and was released from any potential claims and charges that the OCC could have asserted against the Bank with respect to real estate related activity entered into, commenced, or engaged in between the Bank and directors, executive officers or certain other parties, and which had been disclosed by the Bank and known to the OCC at the date of the Order.  The foregoing description of the Order is qualified in its entirety by reference to the terms of the Order, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1	Consent Order dated February 5, 2008 issued by the Comptroller of the Currency in the matter of Commerce Bank/Harrisburg, National Association, Harrisburg, Pennsylvania.

10.2	Stipulation and Consent to the Issuance of a Consent Order dated February 5, 2008 between the Comptroller of the Currency and Commerce Bank/Harrisburg, National Association, Harrisburg, Pennsylvania.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pennsylvania Commerce Bancorp, Inc.
-----------------------------------------------
(Registrant)

Date: February 8, 2008	/s/ Mark A. Zody
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Mark A. Zody
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Consent Order dated February 5, 2008 issued by the Comptroller of the Currency in the matter of Commerce Bank/Harrisburg, National Association, Harrisburg, Pennsylvania.

10.2	Stipulation and Consent to the Issuance of a Consent Order dated February 5, 2008 between the Comptroller of the Currency and Commerce Bank/Harrisburg, National Association, Harrisburg, Pennsylvania.